                        Templeton Institutional Funds, Inc.



TIFI                    Growth Series
                        --------------------------------------------------------
                        ANNUAL REPORT


                               December 31, 1995

--------------------------------------------------------------------------------

         Mutual funds, annuities, and other investment products:

          . are not FDIC insured;

          . are not deposits or obligations of, or guaranteed by, any financial institution;

          . are subject to investment risks, including possible loss of the principal amount invested.

--------------------------------------------------------------------------------

December 31, 1995

Dear Shareholder...

          1994 was a difficult year for US and Non-US equities and bonds. Money market instruments, however, generally offered good relative returns given an uncertain investment environment. Interest rates were rising, many emerging markets were being affected by adverse political and economic developments including the Mexican monetary crisis and there were signs of a global economic slowdown. It was a year that also witnessed the demise of several over-leveraged US hedge funds.

          At the beginning of 1995, given difficulties experienced in 1994, many investors were maintaining conservative portfolios. Our view, however, was more optimistic than the market consensus given our longer-term, five-year investment horizon. In last year's annual report, we viewed the market's pessimism as a buying opportunity for patient, fundamental investors. Our optimism had improved because the number of names on our bargain (buy) list had grown since the beginning of 1994 because many share prices had fallen significantly, yet their underlying long-term fundamentals, based on our analysis, remained relatively unchanged.

          It is therefore not surprising, given reasonable fundamentals and a reversal in the direction of interest rates, that performance for many financial markets (including many global stock markets) improved in 1995. Furthermore, performance results of many overseas stock markets, stated in US dollar terms, were enhanced by stronger local currencies. The continued...

--------------------------------------------------------------------------------

                         Total Returns as of 12/31/95

                                              One-Year          Cumulative
                                           Average Annual/1, 2/    Since Inception/1, 3
                                                                     /(05/03/93)
TIFI Growth Series                             17.59               39.28
MSCI World Index                               21.32               38.61

/1/ Past expense reductions by the Fund's manager increased the Fund's total returns.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

[PHOTO OF JAMES CHANEY APPEARS HERE]

JAMES CHANEY IS A PORTFOLIO MANAGER AND RESEARCH ANALYST. HE CURRENTLY MANAGES THE TEMPLETON INSTITUTIONAL GROWTH AND FOREIGN EQUITY MUTUAL FUNDS, TWO VARIABLE ANNUITY PRODUCTS AND SEVERAL CORPORATE AND PUBLIC FUND SEPARATE ACCOUNTS. MR. CHANEY'S GLOBAL RESEARCH RESPONSIBILITIES INCLUDE MERCHANDISING, REGIONAL BANKS AND ENVIRONMENTAL COMPANIES.

PRIOR TO JOINING THE TEMPLETON ORGANIZATION IN 1991, MR. CHANEY SPENT SIX YEARS WITH GE INVESTMENTS, WHERE HE WAS VICE PRESIDENT OF INTERNATIONAL EQUITIES. IN THAT CAPACITY, HE HAD NUMEROUS RESEARCH RESPONSIBILITIES AND ALSO MANAGED SEVERAL SEPARATE ACCOUNTS AND A START-UP MUTUAL FUND WHICH WAS A LIPPER-LISTED TOP QUARTILE PERFORMER. HE ALSO HAS ANOTHER SEVEN YEARS EXPERIENCE AS AN INTERNATIONAL CONSULTING ENGINEER AND PROJECT MANAGER FOR CAMP, DRESSER & MCKEE, INC. AND AMERICAN BRITISH CONSULTANTS.

MR. CHANEY RECEIVED A M.B.A. WITH HONORS FROM COLUMBIA UNIVERSITY, WHERE HE WAS A MEMBER OF THE BETA GAMMA SIGMA HONOR SOCIETY. HE RECEIVED HIS M.S. IN ENGINEERING FROM NORTHEASTERN UNIVERSITY AND HIS B.S. IN ENGINEERING FROM THE UNIVERSITY OF MASSACHUSETTS-AMHERST. MR. CHANEY IS A LICENSED AND REGISTERED ENGINEER.

--------------------------------------------------------------------------------

Templeton Institutional Funds, Inc. Growth Series
letter continued................................................................

--------------------------------------------------------------------------------

                     Industry Diversification on 12/31/95
                            (% of Total Portfolio)

Banking                                 16.6%
Utilities Electrical & Gas               7.3%
Telecommunications                       6.6%
Insurance                                6.4%
Financial Services                       5.6%
Merchandising                            5.1%
Business & Public Services               5.1%
Multi-industry                           4.2%
Chemicals                                3.8%
Electrical & Electronics                 3.4%

--------------------------------------------------------------------------------

                      Geographic Distribution on 12/31/95
                              (% of Total Equity)


                           [PIE CHART APPEARS HERE]

                     Asia                            15.3%
                     Australia/New Zealand            5.6%
                     Latin America/Caribbean          4.6%
                     Europe                          45.7%
                     North America                   28.8%

Templeton Institutional Funds, Inc. Growth Series (the "Fund") remains unhedged and was also a beneficiary of this approach. Some markets, however, continued to be disappointing, particularly the emerging markets. Additionally, within most global stock markets, results varied amongst industry sectors and individual stocks, given mixed earnings results.

          The two most interesting developments in 1995 were the exceptional performance gains of the US stock market and the recent weakening of the Japanese Yen, which generally remains uncorrelated to movements of other major currencies. Interestingly, despite strong US stock markets and foreign exchange volatility concerns, US institutional and retail investor contributions into global and international stock funds remained strong.

          Within this environment, the Fund returned 1.4% and 17.6% for the quarter and one-year periods ending December 31, 1995, compared to the unmanaged Morgan Stanley Capital International ("MSCI") World index returns of 4.9% and 21.3% for the same time periods, respectively. Since its inception on May 3, 1993, the Fund has an average annual return of 13.3% compared to the MSCI World index return of 13.1%.

          The 1995 performance relative to the benchmark index is primarily attributable to several key factors. Most importantly, the portfolio remained underweighted in the Japanese market which underperformed the index despite a strong fourth quarter. Performance was also enhanced by maintaining share positions in the United Kingdom, Hong Kong, Sweden and Spain. Alternatively, many of the Fund's emerging markets holdings continued to underperform the index. The Fund was also negatively impacted by being underweighted in the United States stock market (25% of the total portfolio versus 41% in the MSCI World index).

          Portfolio turnover in 1995 remained low, with geographic and industry weightings fluctuating throughout the year due to share price appreciation, depreciation and buying and selling of shares. Overall, on a geographic perspective, the Fund's Continental European weighting has increased, while its Far Eastern emerging markets and United Kingdom weightings have fallen. The Fund's Japanese weighting has also increased, but is anticipated to remain significantly underweighted relative to the MSCI World index. Valuations of most Japanese shares remain expensive based on our valuation criteria. We have been fortunate, however, to discover several new Japanese shares which are now held in the Fund. These opportunities may benefit from recent regulatory changes. For example, Japanese companies are now permitted to repurchase shares, a shareholder value enhancing alternative which was previously prohibited.

          The US weighting in the Fund has generally fallen over the year, as we have taken profits during market strength. At this time, we anticipate that these US weightings will remain more or less near current levels.

 ................................................................................

          Additionally, the Fund continued to grow, with total assets of $227 million at the end of 1995, compared to $194 million as of the end of 1994. The Fund's share price, as measured by net asset value, was $11.86 at December 31, 1995, compared to $10.94 at December 31, 1994. Shareholders received $0.27 per share in dividend income and $0.695 per share in capital gains in 1995.

          We are now entering the second half of the 1990's and are probably somewhere near or beyond the mid-point of the current global economic cycle. Most financial markets have been good performers over the past five years and are typically valued above historical averages. These results are often attributed to low sustainable inflation, economic liberalization of emerging nations and the spread of democracy and capitalism into former communist countries. Are these assumptions reasonable and, more importantly, will 1996 offer good or poor investment returns, particularly in the international markets? We do not really know, nor does anyone else.

          We believe, however, that our overall level of optimism for long-term prospects of international shares remains unchanged. For example, the number of international investment opportunities on our bargain list are about equal to those in January 1995. The stocks today, on an absolute basis, are typically being priced in global markets at levels similar to last year's valuations. Many of these stocks are also viewed as being more attractive than US peers, which seems logical given the recent appreciation of the US stock market. The source of funds (sell) list is also about the same size as last year. Throughout 1995, the general composition of these lists did not change significantly except in the emerging markets arena, where the number of shares on the bargain list increased in the first half of the year and subsequently fell in the second half due to long-term earnings revisions and/or share price changes.

          The emerging markets have no doubt been volatile and will continue to be so going forward. We will, however, continue to maintain investments in the emerging markets arena despite poor performance in 1994 and 1995. We continue to identify investment opportunities in Far Eastern markets and in Eastern European markets like the Czech Republic. India also deserves further investigation.

          In Europe, economic turmoil due to Maastricht compliance concerns may also continue to provide us with investment opportunities in France and Italy. Alternatively, many shares in Scandinavia and the United Kingdom are viewed as being less attractive than last year.

          Our best ideas generally remain focused on several themes. More specifically, many of our potential bargains are shares of companies that are considered special situations. These companies are typically focused on restructuring, turnaround and/or consolidation activities. Other recommendations include shares which offer strong cash flow and stable earnings.


--------------------------------------------------------------------------------

                       10 Largest Positions on 12/31/95
                            (% of Total Portfolio)

Svenska Handelsbanken                       1.5%
Sony Corp                                   1.5%
Astra AB                                    1.4%
Hitachi Ltd.                                1.3%
Iberdrola SA                                1.2%
Societe Elf Aquitaine SA                    1.2%
Asea AB                                     1.2%
Banque Nationale de Paris (BNP)             1.2%
Societe General de Surveillance
Holdings Ltd.                               1.2%
Bayer AG                                    1.2%

--------------------------------------------------------------------------------


                       Fund Asset Allocation on 12/31/95


                           [PIE CHART APPEARS HERE]

                          Equity                96.0%
                          Short-term & Other     4.0%

*Equity includes convertible and preferred stocks

Templeton Institutional Funds, Inc. Growth Series
letter continued................................................................


          1996 should be much like every year, one filled with potential opportunities. In searching for opportunities, we continue to vigorously research each individual security purchased for the Fund. In addition, we try to purchase securities that we believe are fundamentally inexpensive. There are, of course, general risks involved with international investing related to market, currency, economic, political and other factors. These risks are discussed in the Fund's prospectus.

          We realize your expectations are high. We respect the confidence you have shown in our organization by placing your assets in our care, and we are dedicated to the tasks at hand. We thank you for your continued relationship with the Templeton organization.


Sincerely,

/s/ Donald F. Reed

Donald F. Reed, C.F.A., C.I.C.
President
Templeton Institutional Funds, Inc.


/s/ James E. Chaney

James E. Chaney, P.E.
Senior Vice President
Templeton Investment Counsel, Inc.


For more complete portfolio information, call Templeton Fund Information, toll-free, at 1-800-362-6243.


--------------------------------------------------------------------------------

Total Return Index Comparison/1/
$5,000,000 Investment: 05/03/93 - 12/31/95

[Graph of Total Return Index Comparison between TIFI Growth Series, MSCI World Index and CPI Index Appears Here]

                           INCEPT
                         (Millions)             12/95
                          --------              -----
TIFI Growth Series          $5               $6,964,000
MSCI                        $5               $6,930,716
CPI                         $5               $5,325,203

Period ended December 31, 1995

                                                               Since
                                                             Inception
                                              One-Year       (05/03/93)
Average Annual Total Return/1,2/              17.59%           13.26%
Cumulative Total Return/1,3/                  17.59%           39.28%

/1/ Past expense reductions by the Fund's manager increased the Fund's total returns.

/2/ Average annual total return figures represent the average annual increase in value of an investment over the specified periods. The calculations assume reinvestment of dividends and capital gains distributions.

/3/ The cumulative return shows the change in value of an investment over the period(s) indicated. The calculations assume reinvestment of dividends and capital gains distributions.

    Investment return and principal value fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Past performance cannot guarantee future results.
--------------------------------------------------------------------------------
4

Templeton Institutional Funds, Inc.
Growth Series
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE (For a share outstanding throughout the period)

                                            YEAR ENDED          MAY 3, 1993
                                            DECEMBER 31       (COMMENCEMENT
                                         ------------------  OF OPERATIONS) TO
                                           1995      1994    DECEMBER 31, 1993
                                         --------  --------  -----------------
Net asset value, beginning of period     $  10.94  $  11.80      $  10.00
                                         --------  --------      --------
Income from investment operations:
 Net investment income                        .27       .20           .06
 Net realized and unrealized gain (loss)     1.62      (.36)         1.94
                                         --------  --------      --------
Total from investment operations             1.89      (.16)         2.00
                                         --------  --------      --------
Distributions:
 Dividends from net investment income        (.27)     (.20)         (.05)
 Distributions from net realized gains       (.70)     (.50)         (.15)
                                         --------  --------      --------
Total distributions                          (.97)     (.70)         (.20)
                                         --------  --------      --------
Change in net asset value                     .92      (.86)         1.80
                                         --------  --------      --------
Net asset value, end of year             $  11.86  $  10.94      $  11.80
                                         ========  ========      ========
TOTAL RETURN*                              17.59%   (1.32)%        20.04%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)            $226,963  $194,059      $184,013
Ratio of expenses to average net assets      .88%      .95%         1.00%**
Ratio of net investment income to
 average net assets                         2.28%     1.69%         1.19%**
Portfolio turnover rate                    30.20%    17.23%        17.32%

 * NOT ANNUALIZED IN PERIODS OF LESS THAN ONE YEAR.
** ANNUALIZED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Growth Series
Investment Portfolio, December 31, 1995

--------------------------------------------------------------------------------------------------------------

 INDUSTRY    ISSUE                                                           COUNTRY   SHARES       VALUE
 -------------------------------------------------------------------------------------------------------------
 COMMON STOCKS: 89.9%
-------------------------------------------------------------------------------------------------------------
 Aerospace & Military Technical Systems: 0.3%
             Boeing Co.                                                        U.S.        9,000 $    705,375
-------------------------------------------------------------------------------------------------------------
 Appliances & Household Durables: 1.5%
             Sony Corp.                                                        Jpn.       57,000    3,416,082
-------------------------------------------------------------------------------------------------------------
 Automobiles: 2.4%
             Ford Motor Co.                                                    U.S.       46,000    1,334,000
             Regie Nationale des Usines
             Renault SA                                                         Fr.       57,000    1,641,209
             Volvo AB, B                                                       Swe.      125,000    2,559,297
                                                                                                 ------------
                                                                                                    5,534,506
-------------------------------------------------------------------------------------------------------------
 Banking: 16.0%
             Argentaria Corporacion Bancaria de Espana SA, ADR                  Sp.      105,750    2,128,219
             Australia & New Zealand Banking  Group Ltd.                       Aus.      535,150    2,509,808
             Banco Bilbao Vizcaya                                               Sp.       64,000    2,305,688
             Banco de Andalucia                                                 Sp.       12,150    1,772,918
            *Banco di Sardegna SPA, di Risp                                    Itl.       80,000      553,062
             Banco Portugues de Investimento SA                               Port.       87,991    1,051,718
             BankAmerica Corp.                                                 U.S.       24,000    1,554,000
             Banque Nationale de Paris, ADR, 144A                               Fr.       59,000    2,661,446
             Barclays PLC                                                      U.K.       91,533    1,050,486
             Canadian Imperial Bank of Commerce                                Can.       76,000    2,261,656
             Daegu Bank Co. Ltd.                                               Kor.       40,820      626,599
             Deutsche Bank AG                                                  Ger.       48,000    2,279,418
             First Chicago NBD Corp.                                           U.S.       39,820    1,572,890
            *Glendale Federal Bank FSB                                         U.S.      119,000    2,082,500
             HSBC Holdings PLC                                                 H.K.      123,569    1,869,715
            *Komercni Banka AS                                                 Csk.       10,000      538,138
            *Komercni Banka AS, GDR, 144A                                      Csk.       30,000      546,000
             National Bank of Canada                                           Can.      165,000    1,344,632
             National Bank of Greece SA                                         Gr.        9,250      471,493
             National Westminster Bank PLC                                     U.K.      107,277    1,081,233
             PT Panin Bank, fgn.                                              Indo.    1,084,200      972,058
             Svenska Handelsbanken, A                                          Swe.      165,000    3,427,952
             TR Financial Corp.                                                U.S.       63,000    1,606,500
                                                                                                 ------------
                                                                                                   36,268,129
-------------------------------------------------------------------------------------------------------------
 Broadcasting & Publishing: 0.2%
             News Corp. Ltd.                                                   Aus.      101,707      542,764
-------------------------------------------------------------------------------------------------------------
 Building Materials & Components: 1.8%
            *Owens Corning Fiberglas Corp.                                     U.S.       42,900    1,925,138
             Pioneer International Ltd.                                        Aus.      845,000    2,179,324
                                                                                                 ------------
                                                                                                    4,104,462
-------------------------------------------------------------------------------------------------------------
 Business & Public Services: 5.0%
             Esselte AB, A                                                     Swe.      117,000    1,761,398
            *Mid American Waste System Inc.                                    U.S.      260,000      910,000
            *Novacare Inc.                                                     U.S.       82,500      422,813
             Societe Generale de Surveillance Holdings Ltd., br.              Swtz.        1,335    2,650,325
            *Welsh Water PLC                                                   U.K.      125,833    1,514,487
             Wheelabrator Technologies Inc.                                    U.S.      131,000    2,194,250
             WMX Technologies Inc.                                             U.S.       61,000    1,822,375
                                                                                                 ------------
                                                                                                   11,275,648
-------------------------------------------------------------------------------------------------------------
 Chemicals: 3.8%
             Akzo Nobel NV                                                    Neth.       14,000    1,621,871
             Bayer AG                                                          Ger.        9,850    2,615,585
             European Vinyls Corp. EVC International NV                       Neth.       25,285      658,127

Templeton Institutional Funds, Inc.
Growth Series
Investment Portfolio, December 31, 1995 (cont.)

------------------------------------------------------------------------------------------------------------
 INDUSTRY    ISSUE                                                          COUNTRY   SHARES       VALUE

------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------
 Chemicals (cont.)
             Rhone-Poulenc SA, A                                               Fr.      120,000 $  2,570,553
             Solvay SA                                                        Bel.        2,000    1,085,627
                                                                                                ------------
                                                                                                   8,551,763
------------------------------------------------------------------------------------------------------------
 Construction & Housing: 1.0%
             Daito Trust Construction Co. Ltd.                                Jpn.      115,000    1,358,377
             Kyudenko Corp.                                                   Jpn.       65,000      855,884
                                                                                                ------------
                                                                                                   2,214,261
------------------------------------------------------------------------------------------------------------
 Data Processing & Reproduction: 0.2%
             International Business Machines Corp.                            U.S.        5,700      520,125
------------------------------------------------------------------------------------------------------------
 Electrical & Electronics: 3.4%
             Alcatel Alsthom SA                                                Fr.       25,500    2,198,509
             Asea AB, A                                                       Swe.       27,425    2,663,042
             Hitachi Ltd.                                                     Jpn.      287,000    2,889,868
                                                                                                ------------
                                                                                                   7,751,419
------------------------------------------------------------------------------------------------------------
 Electronic Components & Instruments: 0.8%
             BICC                                                             U.K.      405,000    1,735,930
------------------------------------------------------------------------------------------------------------
 Energy Equipment & Services: 0.8%
             World Fuel Services Corp.                                        U.S.      111,000    1,762,125
------------------------------------------------------------------------------------------------------------
 Energy Sources: 2.7%
             Repsol SA                                                         Sp.       56,500    1,851,505
             Saga Petroleum AS, A                                             Nor.      122,000    1,627,540
             Societe Elf Aquitane SA                                           Fr.       37,128    2,735,508
                                                                                                ------------
                                                                                                   6,214,553
------------------------------------------------------------------------------------------------------------
 Financial Services: 4.8%
            *Capital Portugal Fund                                           Port.        6,500      550,443
            *Chile Fund Inc.                                                 Chil.       18,000      468,000
            *Creditanstalt Cesky Investicni Fond                              Csk.       14,028      324,055
             Dean Witter Discover & Co.                                       U.S.       35,842    1,684,574
             Federal National Mortgage Assn.                                  U.S.       16,400    2,035,650
            *India Fund, B                                                    Ind.      679,964    1,087,655
             Korea International Trust                                        Kor.           20    1,040,000
            *Korea International Trust, IDR                                   Kor.            2      114,000
             Thai Fund Inc.                                                  Thai.       30,000      671,250
             Thailand International Fund                                     Thai.           47    1,421,750
            *Turkish Growth Fund                                              Tur.      154,000    1,597,750
                                                                                                ------------
                                                                                                  10,995,127
------------------------------------------------------------------------------------------------------------
 Food & Household Products: 1.8%
             Albert Fisher Group PLC                                          U.K.    2,179,447    1,624,634
             Hillsdown Holdings PLC                                           U.K.      677,010    1,776,846
             Vitro SA                                                         Mex.      372,960      580,106
                                                                                                ------------
                                                                                                   3,981,586
------------------------------------------------------------------------------------------------------------
 Forest Products & Paper: 3.0%
             Carter Holt Harvey Ltd.                                          N.Z.      465,000    1,003,177
             Fletcher Challenge Ltd. Forestry Division                        N.Z.      700,000      997,620
             Georgia-Pacific Corp.                                            U.S.       20,000    1,372,500
             International Paper Co.                                          U.S.       36,000    1,363,500
             Metsa Serla OY, B                                                Fin.       25,000      769,567
             PT Barito Pacific Timber, fgn.                                  Indo.      515,000      377,269
             Stora Kopparbergs Bergslags AB,
             B                                                                Swe.       85,000    1,017,320
                                                                                                ------------
                                                                                                   6,900,953
------------------------------------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Growth Series
Investment Portfolio, December 31, 1995 (cont.)

---------------------------------------------------------------------------------------------------------------
 INDUSTRY    ISSUE                                                             COUNTRY   SHARES       VALUE

---------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------
 Health & Personal Care: 3.0%
             Astra AB, A                                                         Swe.       78,500 $  3,131,751
             Bristol Myers Squibb Co.                                            U.S.       17,500    1,502,813
             Hafslund Nycomed SA, B                                              Nor.       82,000    2,077,801
             Recordati Industria Chimica e Farmaceutica SPA, di Risp             Itl.       43,000      135,369
                                                                                                   ------------
                                                                                                      6,847,734
---------------------------------------------------------------------------------------------------------------
 Industrial Components: 0.9%
             Goodyear Tire & Rubber Co.                                          U.S.       43,000    1,951,125
---------------------------------------------------------------------------------------------------------------
 Insurance: 6.4%
             Aegon NV                                                           Neth.       48,570    2,152,469
             American International Group Inc.                                   U.S.       17,250    1,595,625
             Capital RE Corp.                                                    U.S.       55,400    1,703,550
             Cigna Corp.                                                         U.S.       15,000    1,548,750
             Ing Groep NV                                                       Neth.       27,562    1,844,233
             Kemper Corp.                                                        U.S.       26,000    1,290,250
             London Insurance Group Inc.                                         Can.       74,000    1,497,454
             Presidential Life Corp.                                             U.S.      180,000    1,777,500
            *Zuerich Versicherung, new                                          Swtz.        3,850    1,151,495
                                                                                                   ------------
                                                                                                     14,561,326
---------------------------------------------------------------------------------------------------------------
 Leisure & Tourism: 0.5%
             Kuoni Reisen Holding AG, B                                         Swtz.          700    1,122,670
---------------------------------------------------------------------------------------------------------------
 Machinery & Engineering: 1.0%
             Hitachi Koki Co. Ltd.                                               Jpn.       71,000      643,424
             VA Technologie AG, br., 144A                                       Aust.       13,000    1,648,586
                                                                                                   ------------
                                                                                                      2,292,010
---------------------------------------------------------------------------------------------------------------
 Merchandising: 5.1%
             Dairy Farm International
             Holdings Ltd.                                                       H.K.    1,205,235    1,108,816
             Dayton-Hudson Corp.                                                 U.S.       24,500    1,837,500
             Home Depot Inc.                                                     U.S.       27,000    1,292,625
             K Mart Corp.                                                        U.S.      150,000    1,087,500
             Koninklijke Bijenkorf Beheer NV (KBB)                              Neth.       14,900      985,831
             Kwik Save Group PLC                                                 U.K.      131,000    1,025,345
             Limited Inc.                                                        U.S.       53,500      929,563
            *Waban Inc.                                                          U.S.       76,000    1,425,000
             Wessel & Vett AS, C                                                 Den.       39,000    1,824,791
                                                                                                   ------------
                                                                                                     11,516,971
---------------------------------------------------------------------------------------------------------------
 Metals & Mining: 1.9%
             Elkem AS                                                            Nor.       97,000    1,102,603
             Renison Goldfields Consolidated Ltd.                                Aus.      314,000    1,563,652
            *Union Miniere NPV                                                   Bel.       23,500    1,569,062
                                                                                                   ------------
                                                                                                      4,235,317
---------------------------------------------------------------------------------------------------------------
 Multi-Industry: 4.2%
             Amer Group Ltd., A                                                  Fin.      100,000    1,559,808
            *BTR PLC, A                                                          U.K.      145,800      711,965
             Hutchison Whampoa Ltd.                                              H.K.      342,000    2,083,181
             Jardine Matheson Holdings Ltd.                                      H.K.      232,024    1,589,364
             Jardine Strategic Holdings Ltd.                                     H.K.      548,921    1,679,698
             Swire Pacific Ltd., A                                               H.K.      245,000    1,901,067
                                                                                                   ------------
                                                                                                      9,525,083
---------------------------------------------------------------------------------------------------------------
 Real Estate: 2.3%
             American Health Properties Inc.                                     U.S.       59,900    1,287,850
             Beacon Properties Corp                                              U.S.       57,500    1,322,500

Templeton Institutional Funds, Inc.
Growth Series
Investment Portfolio, December 31, 1995 (cont.)

------------------------------------------------------------------------------------------------------------
 INDUSTRY    ISSUE                                                          COUNTRY   SHARES       VALUE

------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------
 Real Estate: (cont.)
            *Catellus Development Corp.                                       U.S.      235,000 $  1,410,000
             Summit Properties Inc., REIT                                     U.S.       58,800    1,168,650
                                                                                                ------------
                                                                                                   5,189,000
------------------------------------------------------------------------------------------------------------
 Telecommunications: 3.4%
             Compania de Telecomunicaciones de Chile SA, ADR                 Chil.       18,000    1,491,750
             Philippine Long Distance
             Telephone Co., GDR, 144A                                        Phil.       49,000    1,525,125
            *SPT Telecom AS                                                   Csk.        6,000      567,014
             STET (Sta Finanziaria Telefonica Torino) SPA, di Risp            Itl.      885,000    1,803,154
             Telefonica de Espana SA                                           Sp.      165,000    2,285,243
                                                                                                ------------
                                                                                                   7,672,286
------------------------------------------------------------------------------------------------------------
 Textiles & Apparel: 1.0%
            *Fruit of the Loom Inc., A                                        U.S.       90,000    2,193,750
------------------------------------------------------------------------------------------------------------
 Transportation: 2.7%
             Anangel-American Shipholdings Ltd., ADR                           Gr.       52,000      578,500
             Brambles Industries Ltd.                                         Aus.      110,000    1,226,365
            *OMI Corp.                                                        U.S.      190,300    1,236,950
             Singapore Airlines Ltd., fgn.                                   Sing.      103,000      961,188
             Stolt Nielsen SA                                                 U.S.       46,500    1,342,688
            *USAir Group Inc.                                                 U.S.       62,000      821,500
                                                                                                ------------
                                                                                                   6,167,191
------------------------------------------------------------------------------------------------------------
 Utilities Electrical & Gas: 7.3%
             American Electric Power Co.
             Inc.                                                             U.S.       45,000    1,822,500
             British Gas PLC                                                  U.K.      450,000    1,775,065
            *CEZ                                                              Csk.       41,315    1,493,575
             Electricidad de Caracas                                         Venz.    1,936,781    1,323,515
             Endesa-Empresa Nacional de Electricidad SA                        Sp.       21,000    1,189,365
             Evn Energie-Versorgung Niederoesterreich AG                     Aust.       14,500    1,989,647
             Hongkong Electric Holdings Ltd.                                  H.K.      412,000    1,350,689
             Iberdrola SA                                                      Sp.      299,000    2,736,109
            *National Grid Holdings PLC                                       U.K.       68,460      212,635
             Niagara Mohawk Power Corp Com USD1                               U.S.       85,000      818,125
             South Wales Electricity                                          U.K.       69,800    1,015,694
            *Veba AG, wts.                                                    Ger.        5,600      886,441
                                                                                                ------------
                                                                                                  16,613,360
------------------------------------------------------------------------------------------------------------
 Wholesale & International Trade: 0.7%
             Brierley Investments Ltd.                                        N.Z.    2,029,689    1,605,557
                                                                                                ------------
 TOTAL COMMON STOCKS (cost $179,403,535)                                                         203,968,188
------------------------------------------------------------------------------------------------------------
 PREFERRED STOCKS: 2.4%
------------------------------------------------------------------------------------------------------------
             Kaufman & Broad Home Corp., B, conv., pfd.                       U.S.       55,200      821,100
             Nacional Financiera SA, 11.25%, conv., pfd., 5/15/98             U.S.       67,300    2,220,900
             News Corp. Ltd.                                                  Aus.      105,853      494,868
             Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR              U.S.       35,500    1,681,813
             Welsh Water PLC, pfd.                                            U.K.      135,900      230,046
                                                                                                ------------
 TOTAL PREFERRED STOCKS (cost $5,086,350)                                                          5,448,727
------------------------------------------------------------------------------------------------------------

Templeton Institutional Funds, Inc.
Growth Series
Investment Portfolio, December 31, 1995 (cont.)

---------------------------------------------------------------------------------------------------------------
                                                                                    PRINCIPAL IN
 INDUSTRY    ISSUE                                                        COUNTRY LOCAL CURRENCY**    VALUE

---------------------------------------------------------------------------------------------------------------
 BONDS: 3.7%
---------------------------------------------------------------------------------------------------------------
             C.S. Holding Finance BV, 4.875%, conv., 11/19/02              U.S.          830,000   $  1,311,400
             Cia de Inversiones en Telecomunicaciones SA, 7.00%, 3/3/98    U.S.           37,320      2,164,560
             Jardine Strategic Holdings Ltd., 7.50%, conv., 5/7/49         U.S.           75,000         81,750
             PIV Investment Finance (Cayman) Ltd., 4.50%, conv., 12/1/00   U.S.        2,040,000      1,703,400
             Softe SA, 4.25%, conv., 7/30/98, 144A                          Itl    1,700,000,000      1,233,590
             U.S. Treasury Note, 8.875%, 2/15/96                           U.S.        1,950,000      1,958,229
                                                                                                   ------------
 TOTAL BONDS (cost $7,704,522)                                                                        8,452,929
---------------------------------------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 3.3% (cost $47,443,767)
---------------------------------------------------------------------------------------------------------------
             U.S. Treasury Bills, 4.83% to 5.40% with
              maturities to 2/22/96                                        U.S.        7,478,000      7,447,027
---------------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.3% ($199,638,174)                                                            225,316,871
 OTHER ASSETS, LESS LIABILITIES: 0.7%                                                                 1,646,138
                                                                                                   ------------
 TOTAL NET ASSETS: 100.0%                                                                          $226,963,009
                                                                                                   ============

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Growth Series
Financial Statements
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1995

Assets:
 Investments in securities, at value
  (identified cost $199,638,174)                $225,316,871
 Cash                                                759,512
 Receivables:
  Investment securities sold                         763,435
  Capital shares sold                                468,894
  Dividends and interest                             821,217
 Unamortized organization costs                        3,348
                                                ------------
   Total assets                                  228,133,277
                                                ------------
Liabilities:
 Payable for investment securities purchased         928,777
 Accrued expenses                                    241,491
                                                ------------
   Total liabilities                               1,170,268
                                                ------------
Net assets, at value                            $226,963,009
                                                ============
Net assets consist of:
 Net unrealized appreciation                    $ 25,617,276
 Accumulated net realized gain                       424,933
 Net capital paid in on shares of capital stock  200,920,800
                                                ------------
Net assets, at value                            $226,963,009
                                                ============
Shares outstanding                                19,141,240
                                                ============
Net asset value per share
 ($226,963,009 / 19,141,240)                    $      11.86
                                                ============


                 SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Growth Series
Financial Statements (cont.)
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
for the year ended December 31, 1995

Investment income:
 (net of $595,195 foreign taxes withheld)
 Dividends                                           $ 5,621,694
 Interest                                              1,019,620
                                                     -----------
  Total income                                                    $ 6,641,314
Expenses:
 Management fees (Note 3)                              1,469,015
 Administrative fees (Note 3)                            208,881
 Custodian fees                                           93,000
 Reports to shareholders                                  20,500
 Audit fees                                               30,500
 Legal fees (Note 3)                                       4,000
 Registration and filing fees                              9,350
 Directors' fees and expenses                              8,750
 Amortization of organization costs                        1,482
 Other                                                    10,790
                                                     -----------
  Total expenses                                                    1,856,268
                                                                  -----------
   Net investment income                                            4,785,046
Realized and unrealized gain (loss):
 Net realized gain (loss) on:
  Investments                                         13,053,198
  Foreign currency transactions                          (14,269)
                                                     -----------
                                                      13,038,929
                                                     -----------
 Net unrealized appreciation (depreciation) on:
  Investments                                         15,989,672
  Foreign currency translations of other assets and
   liabilities                                           (61,421)
                                                     -----------
                                                      15,928,251
                                                     -----------
  Net realized and unrealized gain                                 28,967,180
                                                                  -----------
Net increase in net assets resulting from
 operations                                                       $33,752,226
                                                                  ===========


                 SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Growth Series
Financial Statements (cont.)
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 1995 and 1994

                                                      1995          1994
                                                  ------------  ------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                           $  4,785,046  $  3,301,739
  Net realized gain on investment and foreign
   currency transactions                            13,038,929     7,834,966
  Net unrealized appreciation (depreciation)        15,928,251   (14,142,808)
                                                  ------------  ------------
   Net increase (decrease) in net assets result-
    ing from operations                             33,752,226    (3,006,103)
 Distributions to shareholders:
  From net investment income                        (4,785,045)   (3,458,409)
  From net realized gain                           (12,351,357)   (8,353,991)
 Capital share transactions (Note 2)                16,288,306    24,864,875
                                                  ------------  ------------
     Net increase in net assets                     32,904,130    10,046,372
Net assets:
 Beginning of year                                 194,058,879   184,012,507
                                                  ------------  ------------
 End of year                                      $226,963,009  $194,058,879
                                                  ============  ============



                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Institutional Funds, Inc.
Growth Series
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Growth Series (the Fund) is a separate series of Templeton Institutional Funds, Inc. (the Company) which is an open-end, diversified management investment com-pany registered under the Investment Company Act of 1940. The following summa-rizes the Fund's significant accounting policies.

A. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customar-ily enters into foreign exchange contracts to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rate.

C. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes.

D. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over a five year period.

E. Security Transactions, Investment Income, Distributions, and Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for passive foreign investment companies held by the Fund. Distributions are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At December 31, 1995, there were 700 million shares of the Company's ($0.01 par value) capital stock authorized of which 120 million shares have been classi-fied as Fund shares. Transactions in the Fund's shares are as follows:

                             YEAR ENDED               YEAR ENDED
                          DECEMBER 31, 1995        DECEMBER 31, 1994
                       ------------------------  ----------------------
                         SHARES       AMOUNT      SHARES      AMOUNT
                       ----------  ------------  ---------  -----------
     Shares sold        1,479,630  $ 17,359,602  1,772,408  $21,324,831
     Shares issued on
      reinvestment of
      distributions     1,442,985    16,551,516  1,064,536   11,760,196
     Shares redeemed   (1,521,712)  (17,622,812)  (697,333)  (8,220,152)
                       ----------  ------------  ---------  -----------
     Net increase       1,400,903  $ 16,288,306  2,139,611  $24,864,875
                       ==========  ============  =========  ===========

Templeton Institutional Funds, Inc.
Growth Series
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Company are also directors or officers of Templeton In-vestment Counsel, Inc. (TICI), Templeton Global Investors, Inc. (TGII), Frank-lin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Servic-es, Inc. (FTIS), the Fund's investment manager, administrative manager, princi-pal underwriter and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.70% of the average daily net assets of the Fund. The Fund pays TGII monthly its allocated share of an administrative fee of 0.15% per annum on the first $200 million of the Company's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TGII has voluntarily agreed to limit the total expenses of the Fund to an annual rate of 1.00% of the Fund's average net assets through year ended December 31, 1995. For the year ended December 31, 1995, no reimbursement was necessary under the agree-ment. For the year ended December 31, 1995, FTD and FTIS received no amounts with respect to the Fund.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Company, which received fees of $4,000 for the year ended December 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1995, aggregated $63,187,504 and $59,562,089, respec-tively. The cost of securities for federal tax purposes aggregated $201,363,964. Realized gains and losses are reported on an identified cost ba-sis.

At December 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

     Unrealized appreciation      $ 37,435,502
     Unrealized depreciation       (13,482,595)
                                  ------------
     Net unrealized appreciation  $ 23,952,907
                                  ============

Templeton Institutional Funds, Inc.
Growth Series
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Institutional Funds, Inc.--Growth Series

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years in the period then ended and the period May 3, 1993 (commencement of op-erations) to December 31, 1993. These financial statements and financial high-lights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Growth Series of Templeton Institutional Funds, Inc. as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted ac-counting principles.

                                                    /s/ McGladrey & Pullen, LLP

New York, New York
January 31, 1996

                        --------------------------------------------------------

                        This report must be preceded or accompanied by the prospectus of the Templeton Institutional Funds, Inc.

                        Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting the securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.



                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                              700 Central Avenue
                                              St. Petersburg, Florida 33701-3628

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243

                        --------------------------------------------------------

ZT455 A 12/95